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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

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                                       FORM 8-K

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d) OF THE

                           SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  JUNE 11, 1998
                                                 ------------------------------

                         ULTRATECH STEPPER, INC.
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                 (Exact name of registrant as specified in charter)

       DELAWARE                          0-22248               94-3169580
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(State of other jurisdiction            (Commission          (IRS Employer
         of incorporation)              File Number)       Identification No.)

3050 ZANKER ROAD, SAN JOSE, CALIFORNIA                           95134
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code     (408) 321-8835
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                         NOT APPLICABLE
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           (Former name or former address, if changed since last report.)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     (a) On June 11, 1998, Ultratech Stepper, Inc., a Delaware corporation ("Ultratech"), through its wholly-owned subsidiary, Ultratech Acquisition Sub, Inc. ("Ultratech Sub") purchased substantially all of the assets and assumed certain liabilities of Integrated Solutions, Inc., a Delaware corporation, ("ISI") and ISI's wholly-owned subsidiary Integrated Acquisition Corp., a Delaware corporation ("IAC") (the "Asset Purchase") pursuant to an Asset Purchase Agreement, by and among Ultratech, Ultratech Sub, ISI and IAC dated as of May 19, 1998.

     The assets acquired in the Asset Purchase include (1) machinery, equipment, instruments, computer hardware and software, tooling, furniture, fixtures, motor vehicles, supplies, repair and maintenance parts, demonstration units, and other fixed assets, together with manufacturer or vendor warranties associated therewith; (2) inventory; (3) rights under agreements, contracts, licenses, leases, franchises, instruments, documents, purchase and sale orders and other executory commitments; (4) interests in real property and all buildings, facilities, and other improvements located thereon; (5) all right, title and interest to intellectual property; (6) all accounts and notes receivable and prepaid expenses of ISI as of June 11, 1998; (7) all original books or duplicates thereof of account, general ledgers, sales invoices, purchase orders, accounts payable and payroll records, tax returns and supporting schedules, drawings, files, papers, and all other records; (8) all rights under express or implied warranties from suppliers of ISI; (9) certain of ISI's causes of action, judgments, and claims or demands of whatever kind or description; (10) goodwill; (11) leasehold interests; (12) insurance policies; (13) certain assets of ISI on the balance sheet of ISI as of June 11, 1998; (14) all issued and outstanding capital stock of ISI Korea Ltd., a corporation organized under the laws of South Korea ("Korea Sub") and Integrated Semiconductor Solutions, Ltd., a corporation organized under the laws of the United Kingdom ("UK Sub"); and
(15) all assets of any subsidiary of ISI other than the Korea Sub and the UK Sub. Certain assets of ISI and IAC have been excluded from the transaction. ISI's primary facilities were located in Tewksbury, Massachusetts. The consideration for the purchase consisted of certain assumed liabilities and a payment of Twenty Million Dollars ($20,000,000) to Bank One, Texas, N.A., a national banking association, Banc One Leasing Corporation, a Texas corporation and Imperial Bank, a California bank, for the benefit of ISI.
The source of the cash consideration was working capital. The amount of consideration was determined by arms-length negotiation among the parties. The acquisition will be accounted for by Ultratech using the purchase method of accounting. Ultratech expects to recognize a charge for acquired in-process research and development for the quarter ending June 30, 1998. The description of this agreement set forth herein does not purport to be complete and is qualified in its entirety to the provisions of the definitive agreement which is filed as Exhibit 7(c)(2.1) of this report and is incorporated herein by reference.

     (b) Prior to the Asset Purchase, ISI was mainly in the business of manufacturing i-line and deep ultra violet (UV) reduction lithography systems. Ultratech intends to continue to manufacture reduction lithography systems.

                                       2.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. As of the date of filing of this Form 8-K, there are no audited financial statements available relating to ISI and IAC that would meet the rules required by this form. KPMG, together with the assistance of Ernst & Young LLP, is currently preparing audited financial statements of ISI and IAC for Ultratech. These audited financials will be filed as an amendment to this Form 8-K as soon as practicable.

     (b) PRO FORMA FINANCIAL INFORMATION. Pro forma financial information is currently being prepared and will be filed as an amendment to this Form 8-K as soon as practicable.

     (c) EXHIBITS. The following documents are filed as exhibits to this report:

          1. Exhibit 7(c)(2.1) - Asset Purchase Agreement, dated May 19, 1998, by and among Ultratech, Ultratech Sub, ISI and IAC (all exhibits and schedules are immaterial and have been excluded; such exhibits and schedules will be furnished supplementally upon request by the Securities and Exchange Commission).

          2. Exhibit 7(c)(99.1) - Press Release, dated May 19, 1998, issued by Ultratech announcing the execution of the Asset Purchase Agreement.

          3. Exhibit 7(c)(99.2) - Press Release, dated June 11, 1998, issued by Ultratech announcing the completion of Ultratech's acquisition of ISI and IAC.

                                       3.

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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Ultratech Stepper, Inc.
                                      (Registrant)

Date:  June 26, 1998                   By:    /s/ William G. Leunis, III
                                           -----------------------------------

                                       Name:     William G. Leunis, III
                                             ---------------------------------

                                       Title: Senior Vice President Finance and
                                              Chief Financial Officer
                                              (Duly Authorized Officer and
                                              Principal Financial and
                                              Accounting Officer)

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                                 EXHIBIT INDEX


EXHIBIT
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2.1       Asset Purchase Agreement, dated May 19, 1998, by and
          among Ultratech, Ultratech Sub, ISI and IAC (all exhibits and schedules are immaterial and have been excluded; such exhibits and schedules will be furnished supplementally upon request by the Securities and Exchange Commission).

99.1 Press Release, dated May 19, 1998, issued by Ultratech announcing the signing of the Asset Purchase Agreement.

99.2 Press Release, dated June 11, 1998, issued by Ultratech announcing the completion of Ultratech's acquisition of ISI and IAC.